UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2013

CRYO-CELL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23386	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Brooker Creek Blvd., Suite 1800, Oldsmar, Florida	34677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 749-2100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 18, 2013, Cryo-Cell International, Inc. (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting, shareholders considered the election of five directors, the ratification of independent registered public accountants, the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers and the approval of an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for shareholder consideration.

The final results of the stockholder vote were certified on July 18, 2013 and are as follows:

1.	To consider for election five individuals to the Company’s Board of Directors

Under plurality voting, the five nominees who received the most “FOR” votes were elected as directors. The Company’s stockholders elected the Board of Director’s five nominees: Harold Berger; David Portnoy; Mark Portnoy; George Gaines; and Jonathan Wheeler, M.D. as directors, each for a one-year term, as follows:

1.	The election of directors

	For	Withheld	Broker Non- Vote

Harold Berger	3,472,457	126,935	6,369,866

George Gaines	3,531,657	67,735	6,369,866

David I. Portnoy	3,457,771	141,621	6,369,866

Mark L. Portnoy	3,473,248	126,144	6,369,866

Jonathan H. Wheeler, M.D.	2,969,834	629,558	6,369,866

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

For	Against	Abstain	Broker Non-Vote

8,585,740	441,228	972,290	—

3.	The approval of the Company’s non-binding resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote

3,183,101	400,819	15,472	6,369,866

4.	The approval of an advisory vote on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for shareholder consideration.

One Year	Two Years	Three Years	Abstain	Broker Non-Vote

3,235,834	14,476	134,701	214,381	6,369,866

Additionally, on July 18, 2013 the Company’s Board of Directors met and, after considering the results of the stockholder advisory vote, determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of stockholder votes on executive compensation.

Item 9.01	Financial Statements and Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cryo-Cell International, Inc.

DATE: July 23, 2013	By:	/s/ David Portnoy
David Portnoy
Chairman and Co-Chief Executive Officer